Exhibit 10.79
AMERICAN REPROGRAPHICS COMPANY
RESTRICTED STOCK AWARD GRANT NOTICE
2005 STOCK PLAN
On the date set forth below, American Reprographics Company (the “Company”), pursuant to its 2005 Stock Plan, as amended (the “Plan”), awarded to Participant the number of shares of the Company’s Common Stock set forth below (“Award”). This Award is subject to all of the terms and conditions as set forth herein, the Restricted Stock Award Agreement, the Plan, the Assignment Separate from Certificate, and the Joint Escrow Instructions, all of which are attached hereto and incorporated herein in their entirety.

Participant:	Dilantha (Dilo) Wiljesuriya

Date of Grant:	October 28, 2009

Number of Shares Subject to Award:	30,000

Fair Market Value (per share)	$6.11 per share

Consideration:	Past services

Vesting Schedule:	5 years; with 20% vesting on each anniversary date of the date of grant, subject to continuous service to the Company or an affiliate thereof
Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to the terms of this Grant Notice and attached Restricted Stock Award Agreement, the Assignment Separate of Certificate and the Joint Escrow Instructions. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Award Agreement, the Plan, the Assignment Separate from Certificate, and the Joint Escrow Instructions set forth the entire understanding between Participant and the Company regarding the shares subject to the Award and supersede all prior oral and written agreements on that subject.

AMERICAN REPROGRAPHICS COMPANY		PARTICIPANT:

By:	/s/ JONATHAN MATHER	/s/ DILANTHA WILJESURIYA

	Signature	Signature

Title:	Chief Financial Officer	Date: November 18, 2009

Date:	November 10, 2009
RETURN THIS SIGNED NOTICE TO: Tracey Luttrell, Corporate Counsel, American Reprographics Company, 1981 N. Broadway, Suite 385, Walnut Creek, CA 94596
ATTACHMENTS: Restricted Stock Award Agreement, 2005 Stock Plan (as amended), Assignment Separate From Certificate, Joint Escrow Instructions